UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5. OTHER EVENTS

Credit Facilities

On June 25, 2004, New Century Funding SB-1, an indirect wholly-owned subsidiary of New Century Financial Corporation, entered into Amendment Number Six to the Master Repurchase Agreement between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. The Amendment extends the expiration date of the credit facility from June 30, 2004 to September 30, 2004. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On June 25, 2004, New Century Mortgage Corporation, a wholly-owned subsidiary of New Century Financial, and NC Capital Corporation, a wholly-owned subsidiary of New Century Mortgage, entered into Amendment Number Six to the Letter Agreement among New Century Mortgage, NC Capital and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp., which extended the expiration date of the credit facility from June 30, 2004 to September 30, 2004. The Amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

On June 29, 2004, NC Capital and NC Residual II Corporation, a wholly-owned subsidiary of NC Capital, entered into Amendment No. 2 to Master Repurchase Agreement, among NC Capital, NC Residual II and Bear Stearns Mortgage Capital Corporation. The purpose of the Amendment was to temporarily increase the maximum credit available under the facility from $800.0 million to $1.8 billion until July 31, 2004, and to add NC Residual II as a co-borrower under the facility. In addition, New Century Financial entered into a Guaranty dated as of June 29, 2004, with respect to the Amendment. The Amendment and the Guaranty are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference.

Announcement of New Board Member

On July 1, 2004, New Century Financial issued a press release announcing the appointment of Dr. Harold A. Black to its Board of Directors. The full text of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment Number Six to the Master Repurchase Agreement, dated as of June 25, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.2	Amendment Number Six to the Letter Agreement dated as of June 25, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.3	Amendment No. 2 to Master Repurchase Agreement, dated as of June 29, 2004, among NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation

10.4	Guaranty dated as of June 29, 2004, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation

99.1	Press Release issued by New Century Financial Corporation on July 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

July 2, 2004	By:	/s/ BRAD A. MORRICE
Brad A. Morrice
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment Number Six to the Master Repurchase Agreement, dated as of June 25, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.2	Amendment Number Six to the Letter Agreement, dated as of June 25, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.3	Amendment No. 2 to Master Repurchase Agreement, dated as of June 29, 2004, among NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation

10.4	Guaranty dated as of June 29, 2004, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation

99.1	Press Release issued by New Century Financial Corporation on July 1, 2004